UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 10, 2012
Date of Report (Date of earliest event reported)

Annie’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
1610 Fifth Street
Berkeley, CA 94710
(Address of principal executive offices, including zip code)

(510) 558-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2012, Annie’s, Inc. (the “Company”) held its 2012 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the following proposals were submitted to a vote of the stockholders of the Company: (i) the election of two directors to hold office for a three-year term and until his or her successor, as applicable, is duly elected and qualified (“Proposal No. 1”); (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 (“Proposal No. 2”); (iii) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers disclosed in the Definitive Proxy Statement filed with the Securities and Exchange Commission on July 27, 2012 (the “Proxy Statement”), a so-called “Say-on-Pay” proposal (“Proposal No. 3”); and (iv) a non-binding, advisory vote on the frequency of holding a “Say-On-Pay” vote, a so-called “Say-When-on-Pay” proposal, every one, two or three years (“Proposal No. 4”).  A quorum was present at the Annual Meeting, consisting of a total of 16,431,871 shares of voting stock of the Company, representing 96.32% of the Company’s issued and outstanding voting securities which were represented in person or by proxy. The final results of the voting on such proposals are set forth below:

Proposal No. 1

Each of David A. Behnke and Julie D. Klapstein were elected to serve as directors until the 2015 annual meeting of stockholders and until his or her successor, as applicable, is duly elected and qualified. The results of Proposal No. 1 are as follows:

Director Nominee	For	Withheld	Broker Non-Votes	Percentage “For”1
David A. Behnke	14,713,797	23,029	1,695,045	99.84%
Julie D. Klapstein	14,713,647	23,179	1,695,045	99.84%

Proposal No. 2

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.  The results of Proposal No. 2 are as follows:

For	Against	Abstain	Broker Non-Votes	Percentage “For”1
16,407,454	17,380	7,037	-	99.85%

Proposal No. 3

The stockholders ratified the compensation of the Company’s “named executive officers” as set forth in the Proxy Statement.  The results of Proposal No. 3 are as follows:

For	Against	Abstain	Broker Non-Votes	Percentage “For”1
14,696,482	29,810	10,534	1,695,045	99.73%

Proposal No. 4

The stockholders approved holding a “Say-On-Pay” vote on the Company’s executive compensation every year.  The results of Proposal No. 4 are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes	Percentage “One Year”1
14,267,166	20,186	438,338	11,136	1,695,045	96.81%

1 Represents the percentage of votes cast "For" or for "One Year," as applicable, out of all votes cast on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: September 11, 2012	By:	/s/ Kelly J. Kennedy
Kelly J. Kennedy
Chief Financial Officer